AMERICAN GENERAL LIFE INSURANCE COMPANY
             SEPARATE ACCOUNT D
                WM ADVANTAGE
     FLEXIBLE PAYMENT VARIABLE AND FIXED
    INDIVIDUAL DEFERRED ANNUITY CONTRACTS
     SUPPLEMENT DATED DECEMBER 31, 1999
                     TO
       PROSPECTUS DATED JULY 12, 1999

Effective  December 31, 1999,  all  American
General   Life  Insurance  Company  Separate
Account  D,  WM  Advantage Flexible  Payment
Variable   and  Fixed  Individual   Deferred
Annuity Contracts will be changed to reflect
a  revision in the method used to  calculate
death  proceeds. The revised method  affects
Contracts under which the Annuitant  or  the
Owner  dies  before the Annuity Commencement
Date.  The  revision in the method  used  to
calculate  death  proceeds  is  subject   to
applicable    state   insurance   department
approvals.

       Beginning  on page 36 and  continuing
through the first two paragraphs of
       page  37,  please delete all  of  the
information which precedes the heading
       "Death  Proceeds  After  the  Annuity
Commencement Date" and insert in
      its place the following:

               DEATH PROCEEDS

Death    Proceeds   Before    the    Annuity
Commencement Date

The   death  proceeds  described  below  are
payable   to  the  Beneficiary   under   the
Contract if any of the following events occurs before the Annuity Commencement Date:

 o the Annuitant dies, and no Contingent
    Annuitant has been named under a Non-
    Qualified Contract;

 o the Annuitant dies, and we also receive proof of death of any named Contingent
    Annuitant; or

 o the Owner (including the first to die in the case of joint Owners) of a Non-
     Qualified Contract dies, regardless  of
     whether the deceased Owner was also the
     Annuitant. (However, if the Beneficiary
     is  the  Owner's surviving spouse,  the
     surviving spouse may elect to  continue
     the Contract as described later in this
     Section).

If the deceased Annuitant or Owner had not reached age 85 on December 31, 1999, the death proceeds, before deduction of any premium taxes and other applicable taxes, will equal the greatest of:

  o  the  sum  of all net purchase  payments
     made,    reduced   by    all    partial
     withdrawals;

  o  the Owner's Account Value as of the end
     of  the  Valuation Period in  which  we
     receive,  at our Home Office, proof  of
     death  and a Written request as to  the
     manner of payment;

  o  the  Owner's Account Value on  December
     31,  1999,  plus  the sum  of  all  net
     purchase  payments made after  December
     31,  1999,  reduced by  all  subsequent
     partial withdrawals made after December
     31, 1999;

  o  the  Owner's Account Value  as  of  the
     fifth    Contract   Anniversary    that
     occurred  before  December  31,   1999,
     reduced   by  all  subsequent   partial
     withdrawals; or

  o  the  "highest anniversary value" before
     the date of death, as defined below.

If a state does not allow us to offer the third, fourth or fifth amount described above, we will pay the greater of the first or second options. We pay the greater of the first or second options if the deceased
Annuitant or Owner had reached age 85 on or before December 31, 1999.

The highest anniversary value before the date of death will be determined as follows:

  (a)   First, we will calculate the Account
     Values  at the end of each of the  past
     Contract Anniversaries that occurs between
     December 31, 1999 and the deceased's 85th birthday;

  (b)  Second, we will increase each of these
     Account Values by the amount of net purchase payments the Owner has made since the end of such Contract Anniversaries; and

  (c)  Third, we will reduce the result by the
     amount of any withdrawals the Owner has made
     since   the   end   of  such   Contract
     Anniversaries.

  The  highest anniversary value will be  an
  amount  equal  to  the  highest  of   such
  values.   Net   purchase   payments    are
  purchase  payments less  applicable  taxes
  deducted   at   the  time   the   purchase
  payments are made.

The death proceeds become payable to the Beneficiary when we receive:

 o   proof  of  the  Owner's or  Annuitant's
 death, and

 o a Written request from the Beneficiary specifying the manner of payment.

If the Owner has not already done so, the Beneficiary may, within 60 days after the date the death proceeds become payable, elect to receive the death proceeds as (1) a single sum or (2) in the form of one of the Annuity Payment Options provided in the Contract. (See "Annuity Payment Options.")
If we do not receive a request specifying the manner of payment, we will make a single sum payment, based on values we determine at that time.

If  the Owner (including the first to die if
there   are  joint  Owners)  under  a   Non-
Qualified  Contract dies before the  Annuity
Commencement  Date, we will  distribute  all
amounts   payable  under  the  Contract   in
accordance with the following rules:

 o  We will distribute all amounts:

     (a)  within five years of the date of death,
        or

     (b)if   the   Beneficiary  elects,   as
     annuity payments, beginning within  one
     year   of   the  date  of   death   and
     continuing over a period not  extending
     beyond  the life or life expectancy  of
     the Beneficiary.

 o     If  the  Beneficiary is  the  Owner's
     surviving spouse, the spouse may  elect
     to  continue the Contract  as  the  new
     Owner.  If the original Owner  was  the
     Annuitant,  the  surviving  spouse  may
     also elect to become the new Annuitant.

 o If the Owner is not a natural person, these distribution requirements apply at the death of the primary Annuitant, within the meaning of the Code. Under a parallel section of the Code, similar requirements apply to retirement plans for which we issue Qualified Contracts.

Failure    to   satisfy   the   requirements
described in this Section may result in serious adverse tax consequences.